SECURITIES AND EXCHANGE COMMISSION

                  Washington, D.C.  20549

                         FORM 8-K

                      CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934

                    ___________________



   Date of Report (Date of earliest event reported) April 5, 2002
                         BICO, INC.
  (Exact name of registrant as specified in its charter)


 Pennsylvania                      0-10822                     25-1229323
(State of other jurisdiction  (Commission File Number)       (IRS Employer
  of incorporation)                                        Identification No.)


      2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania 15220
      (Address of principal executive offices)                    (Zip Code)


      Registrant's telephone number, including area code (412) 429-0673

        ______________________________________________________
     (Former name or former address, if changes since last report.)



Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          BICO, Incorporated today said that the company has implemented a major overhead reduction plan, including reductions of 40 to 50% in executive salaries, which will enable the company to deliver stronger shareholder value. Additionally, some of the subsidiary projects will be closed or sold to allow the company to focus on ViaCirq's hyperthermia, Petrol Rem's oil spill clean up products, and Diasense's noninvasive glucose sensor. Each of these subsidiaries will seek outside funding to further reduce BICO's overhead.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired
               - Not Applicable.
          (b)  Pro Forma Financial Information - Not Applicable.
          (c)  Exhibits - Press Release.

                        SIGNATURES

     Pursuant to the requirement of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BICO, INC.

                                   by /s/ Fred E. Cooper
                                          Fred E. Cooper, CEO
DATED:  April 5, 2002



       BICO IMPLEMENTS MAJOR OVERHEAD REDUCTION PLAN

         Executive Salaries significantly reduced


     Pittsburgh,  PA  - April 5, 2002 - BICO,  Incorporated
(OTCBB:BIKO) today said that the company has implemented  a
major  overhead reduction plan, including reductions of  40
to 50% in executive salaries, which will enable the company to deliver stronger shareholder value.

      Salaries of most company employees have also been significantly reduced, while other employees have been laid off in the cost-cutting move.

      Additionally, some of the subsidiary projects will be
closed  or  sold to allow the company to focus on ViaCirq's
hyperthermia, Petrol Rem's oil spill clean up products, and
Diasense's  noninvasive  glucose  sensor.   Each  of  these
subsidiaries  will seek outside funding to  further  reduce
BICO's overhead.

      Costs at BICO's Indiana-based Biocontrol Technology division have been cut to a point where it will have a chance to be self supporting, if it can add a couple of manufacturing contracts to its existing base.

      Fred E. Cooper, CEO of BICO, said "Though it is always difficult to lay off staff and close projects, the company believes that, together with large salary cuts for the key executives, such measures will permit a more financially stable BICO to focus on its subsidiaries to get them to the
next   level   of  operations  where  they  can   be   self
sustaining."

      BICO has its corporate offices in Pittsburgh, PA and is involved in the development, manufacture, and marketing of biomedical devices and environmental solutions.


FOR FURTHER INFORMATION, CONTACT:
Investors                             Media
Diane McQuaide                        Susan Taylor
1.412.429.0673 phone                  1.412.429.0673 phone
1.412.279.9690 fax                    1.412.279.5041 fax
INVESTOR    RELATIONS   NEWSLINE   NUMBER:   1.800.357.6204
www.bico.com